                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MD Healthshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          MD HEALTHSHARES CORPORATION
                            12021 BRICKSOME AVENUE
                         BATON ROUGE, LOUISIANA  70816

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MD HEALTHSHARES CORPORATION


     Notice is hereby given that the Annual Meeting of Shareholders of MD HealthShares Corporation, a Louisiana corporation (the "Company"), will be held on August 22, 1998 at 10:00 a.m., at The Hilton Hotel - Salon I, 5500 Hilton Avenue, Baton Rouge, Louisiana 70808 and at any time or place provided with respect to any adjournment or postponement thereof (the "Annual Meeting"), for the purpose of electing four Class II directors of the Company, and to act upon such other matters as may be properly brought before the Annual Meeting.

     Only holders of record of the Company's Junior Preferred Voting Stock and the holder of record of the Company's Class B Common Stock (collectively, the "Shares") as of the close of business on July 14, 1998 will be entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of twenty-five percent of the outstanding Shares is necessary to constitute a quorum for the Annual Meeting.

     ALL SHAREHOLDERS, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, ARE ASKED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.


                                By Order of the Board of Directors,


                                /s/ William M. Roeling, M.D.
                                William R. Roeling, M.D.
                                Secretary

Baton Rouge, Louisiana
July 27, 1998



PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU
                  INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                          MD HEALTHSHARES CORPORATION
                            12021 BRICKSOME AVENUE
                         BATON ROUGE, LOUISIANA  70816
             ____________________________________________________

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 22, 1998

              The date of this Proxy Statement is July 27, 1998.
             ____________________________________________________


     This Proxy Statement is being furnished to holders of the Junior Preferred Voting Stock of the Company in connection with the solicitation of proxies from such holders by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on August 22, 1998 at 10:00 a.m., at The Hilton Hotel - Salon I, 5500 Hilton Avenue, Baton Rouge, Louisiana 70808, and any adjournment or postponement thereof.

VOTING RIGHTS

     The Board of Directors has fixed July 14, 1998 as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of Junior Preferred Voting Stock and the holder of record of Class B Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 2,154 shares of Junior Preferred Voting Stock outstanding, each of which is entitled to one vote on the election of the four Class II directors of the Company who are elected by the Junior Preferred Voting Stock shareholders, and one share of Class B Common Stock outstanding, which is entitled to elect the single Class II director of the Company who is elected by the Class B Common Stock shareholder.

QUORUM AND VOTING

     The presence at the Annual Meeting, in person or by proxy, of the holders of 25% of the Company's outstanding voting securities will constitute a quorum for the purposes of the Annual Meeting. The election of the four Class II directors to be elected by the Junior Preferred Voting Stock shareholders will be by plurality vote. Under Louisiana law, abstentions do not count in the determination of voting results and have no effect on the vote.

PROXIES

     All shares of Junior Preferred Voting Stock represented at the Annual Meeting by properly executed proxies received prior to the vote at the Annual Meeting, unless previously revoked, will be voted in accordance with the instructions thereon. If no instructions are given, proxies will be voted FOR the election of directors as recommended by the Board of Directors. No other matters are presently scheduled to be presented at the Annual Meeting. However, if such matters are presented, in the absence of instructions to the contrary, the named proxies will vote the proxies in accordance with the judgment of the named proxies with respect to any other such matter properly coming before the Annual Meeting.

     Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company, 12021 Bricksome Avenue, Baton Rouge, Louisiana 70816, either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same share of Junior Preferred Voting Stock, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

EXPENSE OF SOLICITATION

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to the Company's shareholders in connection with the Annual Meeting. The Company will solicit proxies by mail, and the Company's directors, officers, and employees may also solicit proxies by telephone, telegram, or personal interview. These persons will receive no additional compensation for these services, but will be reimbursed for reasonable out-of-pocket expenses.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that there shall be fifteen directors of the Company, divided into three classes, denominated Class I, Class II and Class
III. A single class of directors is elected at each Annual Meeting, and the members of a class of directors elected at an Annual Meeting are elected for three-year terms. Each director class is composed of five directors, four of whom are elected by the Company's Junior Preferred Voting Stock shareholders (the "Class A Directors") and one of whom is elected by the holder of the single authorized and outstanding share of the Company's Class B Common Stock, the Louisiana State Medical Society ("LSMS") (the "Class B Director"). The Company has been informed by the LSMS that it intends to elect Leo L. Lowentritt, M.D. as the Class B Director for Class II of the Board of Directors at the Annual Meeting.

     The Company has been informed that R. Bruce Williams, M.D., a Class B Director whose term expires in 2000, will resign as a Director effective at the close of the Company's 1998 Annual Meeting and Lawrence L. Braud, M.D., the Class B Director whose term expires at the Annual Meeting of Shareholders, will be selected by the LSMS to fill the unexpired term of Dr. Williams.

     Four Class A Directors of Class II are to be elected at the Annual Meeting by the Junior Preferred Voting Stock shareholders to serve three-year terms or until their respective successors have been elected and qualified. Of the four current Class A directors of Class II of the Board of Directors, three are seeking re-election to the Board. The nominees for election as Class A Directors of Class II of the Board of Directors, and the continuing directors of the Company, are listed below with certain biographical information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE CLASS A DIRECTOR NOMINEES BELOW.

     NOMINEES FOR CLASS A DIRECTORS OF CLASS II OF THE BOARD OF DIRECTORS

     J. MARK PROVENZA, M.D., 38, has not previously served as a director. Dr. Provenza has practiced Gastroenterology in Shreveport, Louisiana, since 1990. A graduate of LSU School of Medicine in Shreveport, Dr. Provenza completed a residency program in Internal Medicine in 1987 and a fellowship in Gastroenterology in 1990, both at LSU Medical Center in Shreveport. He is board-certified in both specialties. He is a member of the Shreveport and Louisiana State Medical societies, the American Gastroenterology Association, and the American Society of Gastrointestinal Endoscopy.

     CHARLES C. LEWIS, M.D., 55, has been a director since 1996. Dr. Lewis has practiced Radiology for 29 years, and for the last 17 of those years in New Iberia, Louisiana. A graduate of the LSU School of Medicine, Dr. Lewis is a Diplomate of the American Board of Radiology, a member of the American College of Radiology, and a member of the Radiology Society of North America. Dr. Lewis was Chief of Staff at Dauterive Hospital, New Iberia, Louisiana in 1996, is Chairman of the Credentials Committee of LSMS House of Delegates, and served as the 9th District Councilor to the Board of Governors of the LSMS from 1990 to 1995.

     WILLIAM R. ROELING, M.D., 68, has been a director since 1995. Dr. Roeling has practiced Obstetrics and Gynecology in New Orleans, Louisiana for 35 years. A graduate of LSU School of Medicine, Dr. Roeling has served as Chairman of the Obstetrics/Gynecology Departments at Mercy Hospital (1970) and Lakeside Hospital (1980-1981), as a clinical instructor at Tulane University Medical School (1961-
1993), and as President (1988-1989) and member of the Board of Trustees of Lakeside Hospital (1985-1991). Dr. Roeling served as President of the Jefferson Parish Medical Society in 1985, was on the Executive Committee of the JPMS from 1991 through 1996, and has been a member of the LSMS House of Delegates for over 25 years.

     FREDERICK I. WHITE III, M.D., 38, has been a director since 1995. Dr. White has practiced Cardiology in Shreveport, Louisiana since 1988. A 1982 graduate of the LSU School of Medicine--Shreveport, Dr. White is a Diplomate of the American Board of Internal Medicine and the American Board of Cardiovascular Diseases, and is a Fellow of the American College of Cardiology and the American College of Chest Physicians. Dr. White has been a member of the Board of Directors of the Shreveport Medical Society since 1992, and has served on a number of committees of the Society and the LSMS. Dr. White is Vice-Chief of Medicine at the Willis Knighton Medical Center.

      NOMINEE FOR CLASS B DIRECTOR OF CLASS II OF THE BOARD OF DIRECTORS
                            (TO BE ELECTED BY LSMS)

     LEO LOWENTRITT, M.D., 58, has not previously served as a director. Dr. Lowentritt has practiced Urology in Alexandria since 1971. A graduate of Tulane School of Medicine, Dr. Lowentritt is the former president of the Rapides Parish Medical Society and is the current president-elect of the Louisiana State Medical Society. An assistant clinical professor of urology at Tulane, he is the past Chairman of the Board of Central Louisiana Surgical Center in Alexandria and Chairman of the Board of Directors of the Louisiana Regional Physician Hospital Organization.

                             CONTINUING DIRECTORS

Class I Directors:  Term Expires 2000

     LAWRENCE L. BRAUD, M.D., a Class B Director, has been a director since 1995. Dr. Braud has practiced Otolaryngology--Head and Neck Surgery in Baton Rouge, Louisiana for over 21 years. A graduate of the LSU School of Medicine, Dr. Braud is a Fellow of the American College of Surgeons and the American Academy of Otolaryngology and a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery. Dr. Braud is Immediate Past-President of the LSMS, which he previously served as President (1996), President-Elect
(1995), Vice President (1994) and Chairman of the Board of Councilors (1989-93). Dr. Braud served as President of the Louisiana Academy of Otolaryngology in 1994, and has been an Assistant Clinical Instructor at the LSU School of Medicine since 1979.

     RALPH W. COLPITTS, M.D., 46, a Class A Director, has been a director since 1997. Dr. Colpitts has practiced Plastic and Reconstructive Surgery in Lake Charles, Louisiana for 15 years. A graduate of St. Louis University School of Medicine, Dr. Colpitts is a Diplomate of the American Board of Plastic Surgery and is a Fellow of the American Society of Plastic and Reconstructive Surgery. Dr. Colpitts is Chief of Surgery at Columbia Hospital, Lake Charles, Louisiana, and is a former President of the Calcasieu Parish Medical Society.

     WALLACE H. DUNLAP, M.D., 61, a Class A Director, has been a director since 1997 and is President of the Company's subsidiary Patient's Choice, Inc. Dr. Dunlap, a graduate of Kansas University Medical School, has practiced Pediatric Medicine in Baton Rouge, Louisiana for 30 years. Dr. Dunlap is a Diplomate of the American Board of Pediatrics and a Fellow of the American Academy of Pediatrics. Dr. Dunlap is Secretary-Treasurer of the LSMS and has served as the Chairman of the LSMS Council on Legislation and as President of the East Baton Rouge Parish Medical Society.

     MICHAEL S. ELLIS, M.D., 55, a Class A Director, has been a director since 1995. A graduate of LSU School of Medicine, Dr. Ellis has practiced Otolaryngology--Head and Neck Surgery in New Orleans, Louisiana for 23 years. Dr. Ellis is a clinical professor in the Department of Otolaryngology and Head and Neck Surgery at the LSU School of Medicine in New Orleans. He is a Fellow of the American College of Surgeons and the American Academy of Facial Plastic and Reconstructive Surgery, and is a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery and the American Board of Cosmetic Surgery. Dr. Ellis is President-Elect of the LSMS, President of the St. Bernard Medical Society, an LSMS Alternate Delegate to the American Medical Association, and has served as President of the Louisiana Academy of Otolaryngology--Head and Neck Surgery, Chalmette General Hospital and De La Ronde Hospital.

     DAVID R. RAINES, M.D., 56, a Class A Director, has been a director since 1997. A graduate of Hahnemann Medical College, Philadelphia, Pennsylvania, Dr. Raines has practiced Gastroenterology in Monroe, Louisiana for 19 years. Dr. Raines is a Diplomate of the American Board of Internal Medicine (Gastroenterology) and a Fellow of the American Society of Internal Medicine, the American College of Gastroenterology and the American Society of Gastrointestinal Endoscopy.

Class III Directors:  Term Expires 1999

     BRIAN W. AMY, M.D., 45, a Class A Director, has been a director since 1997. Dr. Amy has practiced Surgery in Abbeville, Louisiana for 12 years. A graduate of the LSU School of Medicine, Dr. Amy is a Diplomate of the American Board of Surgery and a Fellow of the American College of Surgeons. Dr. Amy has served as Clinical Assistant Professor of Surgery at the L.S.U. School of Medicine and is a member of the Board of Directors of University Hospital, Lafayette, Louisiana.

     DANIEL G. DUPREE, M.D., 48, a Class A Director, has been a director since 1996. Dr. Dupree has practiced Dermatology in Lafayette, Louisiana for over 18 years. A graduate of the LSU School of Medicine, Dr. Dupree is a Diplomate of the American Board of Dermatology and a Fellow of the American Academy of Dermatology. Dr. Dupree is Immediate Past-President and has served as Vice President and Secretary-Treasurer of the Lafayette

Parish Medical Society, served as Vice-Chairman of LAMPAC in 1994-95, was a delegate to the 1995 LSMS meeting, and is an alternate delegate to Council on Legislation of the LSMS.

     MELANIE C. FIRMIN, M.D., 39, a Class A Director, is a Vice President of the Company and has been a director since 1995. Dr. Firmin has practiced Anesthesiology in Alexandria, Louisiana for 12 years. A graduate of the LSU Medical Center--Shreveport, Dr. Firmin is a Fellow of the American Society of Anesthesiology and a Diplomate of the American Board of Anesthesiology. She is Past President of the Rapides Parish Medical Society, is on the Board of Directors of the Central Louisiana Ambulatory Surgery Center and the Southfield Care Center (a nursing home facility), and has served as a director of the Rapides Regional Women's Hospital. Dr. Firmin is a member of the Board of Directors of Rapides Bank & Trust, Alexandria, Louisiana.

     JAY M. SHAMES, M.D., 61, a Class B Director, has been a director since 1995. Dr. Shames has practiced Internal Medicine and Pulmonology in New Orleans, Louisiana since 1968. A 1961 graduate of Tulane University School of Medicine, Dr. Shames is a Diplomate of the American Board of Internal Medicine and the American Board of Pulmonary Diseases, is a Fellow of the American College of Physicians and the American College of Chest Physicians, and is a Member of the American Society of Internal Medicine and the American Thoracic Society. Dr. Shames was President of the LSMS in 1994-1995, is on the Board of Governors of Touro Infirmary, serves as a clinical professor at Tulane University School of Medicine and the LSU School of Medicine, and served as the President of the Orleans Parish Medical Society in 1984-85.

     JAMES A. WHITE III, M.D., 57, a Class A Director, is President and Chairman of the Company and has been a director since 1995. Dr. White, a graduate of Tulane University School of Medicine, has practiced Otolaryngology--Head and Neck Surgery in Alexandria, Louisiana for 25 years. Dr. White is a Fellow of the American College of Surgeons, the American Academy of Otolaryngology, and the American Academy of Otolaryngologic Allergy, and is a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery. Dr. White serves as a clinical instructor of Otolaryngology at Tulane University School of Medicine. Dr. White was President of the LSMS in 1993-94, and served two consecutive terms as President of the Rapides Parish Medical Society in 1988 and 1989. Dr. White has been President and a director of the Company since 1995. In 1992, Louisiana Wine Partners, a Louisiana limited partnership of which Dr. White was the general partner, filed a petition for relief under Chapter 7 of the United States Bankruptcy Code.

COMMITTEES OF THE BOARD

     The Company's Bylaws provide for an Executive Committee of the Board of Directors, comprised of the Chairman of the Board, all other officers of the Company who are directors, and two non-officer directors elected by the Board. The Executive Committee has the authority to exercise all of the powers of the Board of Directors between meetings of the Board, subject to the superior authority of and ratification of its action by the Board of Directors. The present members of the Executive Committee are Drs. Firmin, Hickman, Roeling, James White and Jeff White. The Company has no audit, nominating or compensation committees.

COMPENSATION OF DIRECTORS

     Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses in attending meetings of the Board of Directors and committees thereof.

MEETINGS OF THE BOARD OF DIRECTORS

     There were 15 meetings of the Board of Directors during the past fiscal year. Dr. Colpitts and Dr. Coughran attended fewer than 75 percent of the meetings.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the acting chief executive officer of the Company during the last fiscal year (the Company had no chief executive officer in 1995 or 1996).

                          SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION
                                             -------------------
NAME AND PRINCIPAL POSITION                YEAR             SALARY
                                           ----             ------

Thomas McCabe
  Acting Chief Executive Officer           1997            $267,106

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number of shares Junior Preferred Voting Stock of the Company owned of record by each of the directors and nominees for director, and by all directors and executive officers of the Company as a group:

                                                            Amount Percentage of
       Title of Class           Name and Address of Owner    Owned    Class*
       --------------           ---------------------------  ----- -------------
Junior Preferred Voting Stock   Bryan W. Amy, M.D.            1
                                Lawrence L. Braud, M.D.       1
                                Ralph W. Colpitts, M.D.       1
                                Jimmy R. Coughran, M.D.       1
                                Wallace H. Dunlap, M.D.       1
                                Daniel G. Dupree, M.D.        1
                                Michael S. Ellis, M.D.        1
                                Melanie C. Firmin, M.D.       1
                                C. Clinton Lewis, M.D.        1
                                David R. Raines, Jr., M.D.    1
                                William M. Roeling, M.D.      1
                                Jay M. Shames, M.D.           1
                                F. Jeff White III, M.D.       1
                                James A. White III, M.D.      1
                                R. Bruce Williams, M.D.       1
                                All directors and executive
                                officers as a group          15

----------------------------
* All amounts less than 1%

     The following table sets forth the number of shares of the non-voting securities of the Company owned of record by each of the directors and nominees for director, and by all directors and executive officers as a group:

                                                            Amount Percentage of
       Title of Class           Name and Address of Owner    Owned    Class*
       --------------           ---------------------------  ----- -------------
Class A Non-Voting Common
   Stock                        Bryan W. Amy, M.D.            500
                                Lawrence L. Braud, M.D.       500
                                Ralph W. Colpitts, M.D.       500
                                Jimmy R. Coughran, M.D.       500
                                Wallace H. Dunlap, M.D.       500
                                Daniel G. Dupree, M.D.        500
                                Michael S. Ellis, M.D.        500
                                Melanie C. Firmin, M.D.       500
                                C. Clinton Lewis, M.D.        500
                                David R. Raines, Jr., M.D.    500
                                William M. Roeling, M.D.      500
                                Jay M. Shames, M.D.           500
                                F. Jeff White III, M.D.       500
                                James A. White III, M.D.      500
                                R. Bruce Williams, M.D.       500
                                All directors and executive
                                officers as a group         7,500

----------------------------
* All amounts less than 1%.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has reappointed Deloitte & Touche, LLP, as the Company's independent accountants for 1998. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the Company's proxy material for the 1999 Annual Meeting of Shareholders must be received in the executive office of the Company no later than March 20, 1999.

By Order of the Board of Directors:


/s/ James A. White III, M.D.
James A. White III, M.D.
Chairman of the Board



                      PLEASE COMPLETE, SIGN AND MAIL YOUR
                               PROXY CARD TODAY



A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO RENE ABADIE, ASSISTANT SECRETARY, MD HEALTHSHARES CORPORATION, 12021 BRICKSOME AVENUE, BATON ROUGE, LOUISIANA 70816.

------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT RECOMMENDS AND WILL VOTE FOR THE ELECTION OF THE FOLLOWING AS DIRECTORS (UNLESS OTHERWISE DIRECTED):

1. Election of Directors-Nominees are: J. Mark Provenza, M.D., Charles C. Lewis, M.D., William R. Roeling, M.D.,
   Frederick J. White, III, M.D.

FOR ALL    [X]                            WITHHOLD ALL    [X]             FOR ALL EXCEPT    [X]


____________________________________________________________
(Except nominee(s) written above)


                                                                                                          CHANGE OF ADDRESS AND
                                                                                                          OR COMMENTS MARK HERE  [X]

                                                            PLEASE DATE THIS PROXY AND SIGN YOUR NAME EXACTLY AS YOUR NAME APPEARS
                                                            HEREIN. IF THE STOCK IS HELD JOINTLY, ALL OTHERS MUST SIGN. WHEN SIGNING
                                                            AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR IN ANOTHER
                                                            REPRESENTATION CAPACITY, PLEASE GIVE YOUR FULL TITLE.

                                                            Dated: ________________________________________________________, 1998
                                                            _____________________________________________________________________
                                                     |                            Signature of Stockholder
                                               _____ |      _____________________________________________________________________
                                                                           Signature of Stockholder (if held jointly)

                                                                                                      VOTES MUST BE INDICATED
PLEASE VOTE, SIGN AND DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE                    (X) IN BLACK OR BLUE INK.  [X]
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MD HEALTHSHARES CORPORATION

     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 22, 1998

     The undersigned stockholder of MD Healthshares Corporation ("Company") hereby constitutes and appoints James A. White III, M.D., and Melanie C. Firmin, M.D., and each of them (acting jointly or if only one be present, then by that one alone) my proxies, with full power of substitution, to vote as directed below all of the shares of junior preferred voting stock of the Company that I would be entitled to vote at the annual meeting of stockholders of the Company to be held on August 22, 1998, and at any and all adjournments thereof, as follows:


            (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)



                                               M.D. HEALTHSHARES CORPORATION
                                               P.O. BOX 11090
                                               NEW YORK, N.Y. 10203-0090


--------------------------------------------------------------------------------